UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2018

IEH Corporation
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-5278

New York	13-5549348
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E
Brooklyn, New York 11220
(Address and zip code of principal executive offices)

(718) 492-4440
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 5, 2018, at approximately 2:30 p.m. (Pacific Daylight Savings Time), David Offerman, President and Chief Executive Officer of IEH Corporation (the “Company” is scheduled to speak at the 8th Annual LD Micro Conference 2018 being held in Los Angeles, CA. A copy of the powerpoint presentation to be delivered and used at such conference is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information Concerning Forward-Looking Statements

This report and the exhibit attached hereto contain forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933 (the “Securities Act”). Statements contained in this report which are not statements of historical facts may be considered forward-looking information with respect to plans, projections, or future performance of the Company as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those projected. The words “anticipate”, “believe”, “estimate”, “expect”, “objective”, and “think” or similar expressions used herein are intended to identify forward-looking statements. The forward-looking statements are based on the Company’s current views and assumptions and involve risks and uncertainties that include, among other things, the effects of the Company’s business, actions of competitors, changes in laws and regulations, including accounting standards, employee relations, customer demand, prices of purchased raw material and parts, domestic economic conditions, including housing starts and changes in consumer disposable income, and foreign economic conditions, including currency rate fluctuations. Some or all of the facts are beyond the Company’s control. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

Except as may be required by applicable law, the Company does not undertake or intend to update or revise our forward-looking statements, and the Company assumes no obligation to update any forward-looking statements contained in this report as a result of new information or future events or developments. Thus, you should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. You should carefully review and consider the various disclosures IEH makes in this report and its other reports filed with the Securities Exchange Commission that attempt to advise interested parties of the risks, uncertainties and other factors that may affect our business. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and the Quarterly Report on Form 10-Q for the nine-month period ended December 29, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 - Powerpoint Presentation, dated June 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ Robert Knoth
Name: Robert Knoth
Title: Chief Financial Officer
Date: June 5, 2018

EXHIBIT INDEX

Description

Exhibit 99.1	Powerpoint presentation of David Offerman, President and Chief Executive Officer of the Company, dated June 5, 2018, to be delivered and used at the 8th Annual LD Micro Conference 2018.

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